                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Earliest Event Reported: December 24, 2003
               --------------------------------------------------
                        (date of earliest event reported)



                        RESIDENTIAL ACCREDIT LOANS, INC.
                        --------------------------------
               (Exact name of Registrant as Specified in Charter)

               Delaware                               333-107959                             51-0368240
               --------                               ----------                             ----------
            (State or Other                           (Commission                         (I.R.S. Employer
    Jurisdiction of Incorporation)                   File Number)                      Identification Number)


     8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437
     -----------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (952) 857-7000
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

    ------------------------------------------------------------------------





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Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5. Other Events.

On December 12, 2003, Residential Accredit Loans, Inc. caused the issuance and sale of the Mortgage Trust Certificates, Series 2003-QR24, pursuant to a Trust Agreement dated as of December 12, 2003, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:


Exhibit
Number
------
10.1              Trust Agreement dated as of December 12, 2003 among
                  Residential Accredit Loans, Inc., as company, Residential
                  Funding Corporation, as certificate administrator, and
                  Deutsche Bank Trust Company Americas, as trustee.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         RESIDENTIAL ACCREDIT LOANS, INC.


                                         By: /s/ Joseph Orning
                                             ---------------------------------
                                             Name:  Joseph Orning
                                             Title: Vice President


Dated: December 24, 2003

Exhibit 10.1

Trust Agreement dated as of December 12, 2003 among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.